HIMCO VIT American Funds Asset Allocation Fund

Supplement to Summary Prospectus dated April 30, 2015

February 29, 2016

Effective February 29, 2016, the information under the heading “Portfolio Manager for the Master Fund” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio Managers for the Master Fund

Portfolio Manager for the Master Fund/Title (if applicable)	Primary Title with CRMC (or Affiliate)	Experience in the Master Fund
Alan N. Berro, President	Partner – Capital World Investors	15 years

J. David Carpenter	Partner – Capital World Investors	2 years

David A. Daigle	Partner – Capital Fixed Income Investors	6 years

Jeffrey T. Lager	Partner – Capital World Investors	8 years

James R. Mulally	Partner – Capital Fixed Income Investors	9 years

Keep this supplement with your summary prospectus